                                                               Exhibit 99.(A)(8)

      THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take, you should immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

      If you have sold all your shares in Laboratorio Chile S.A. (the "Company"), please send this Form together with the accompanying documents as soon as possible to the purchaser or to the stockbroker, bank or other agent through whom the sale was effected for transmission to the purchaser.

      This document should be read in conjunction with the U.S. Offer to Purchase dated May 31, 2001 (the "U.S. Offer To Purchase"). The definitions used in the U.S. Offer to Purchase apply in this Form of Acceptance (the "Form"). All terms and conditions contained in the U.S. Offer to Purchase applicable to the U.S. Offer (as defined in the U.S. Offer to Purchase) for Shares are deemed to be incorporated in and form part of this Form.

                              FORM OF ACCEPTANCE
                       To Tender Shares of Common Stock
                                      of
                            LABORATORIO CHILE S.A.
                             Pursuant to the U.S.
                               Offer To Purchase
                              dated May 31, 2001
                                      by
                              IVAX HOLDINGS C.I.
                         a wholly-owned subsidiary of
                               IVAX CORPORATION


 THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 NOON, NEW YORK CITY TIME, ON FRIDAY, JUNE 29, 2001, UNLESS THE U.S. OFFER IS EXTENDED.

                  The Receiving Agent for the U.S. Offer is:

                             THE BANK OF NEW YORK

By Mail:                 Facsimile Transmission:      By Hand or Overnight
                                                      Courier:

                         (For Eligible Institutions Only)

The Bank of New York     (212) 815-6339
101 Barclay Street, 7E                                The Bank of New York

New York, NY 10286       Fax Confirmation Telephone:  101 Barclay Street
Attention:               (212) 815-3687 (collect)     Corporate Trust Services
                                                      Window
                                                      New York, NY 10286
                                                      Attention:

      DELIVERY OF THIS FORM OF ACCEPTANCE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS FORM OF ACCEPTANCE TO A BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE RECEIVING AGENT.

      The instructions accompanying this Form of Acceptance should be read carefully before this Form of Acceptance is completed.

      THIS FORM OF ACCEPTANCE IS TO BE USED ONLY FOR TENDERING SHARES (AS DEFINED BELOW). DO NOT USE THIS FORM OF ACCEPTANCE FOR TENDERING ADSs OR FOR ANY OTHER PURPOSE.

                  Action to be taken to accept the U.S. Offer

      Please read the detailed instructions on how to complete this Form. This Form should only be used to accept the U.S. Offer if you are a registered U.S. holder of Shares of the Company (the "Shares"). Shares beneficially owned or held of record by persons who are not U.S. holders cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent Chilean Offer (as defined in the U.S. Offer to Purchase). If you are a holder of American Depositary Shares ("ADSs"), you will receive and should complete an ADS Letter of Transmittal and related documents in accordance with the instructions set out therein. If you wish to accept the U.S. Offer, send the completed and signed Form, together with the documents identified below to The Bank of New York (the "Receiving Agent"), at the address set forth on the back cover of the U.S. Offer to Purchase as soon as possible and in any event so as to arrive not later than 12:00 noon, New York City time, on June 29, 2001, unless the U.S. Offer is extended.

      If your Titulo(s) and other documentation are not readily available or are lost, this Form should nevertheless be completed, signed and returned as stated above so as to arrive not later than 12:00 noon, New York City time, on Friday, June 29, 2001, unless the U.S. Offer is extended.

      Your acceptance of the U.S. Offer is on the terms and subject to the conditions contained in the U.S. Offer to Purchase and in this Form. In the event of an inconsistency between the terms and procedures in the Form and the U.S. Offer to Purchase, the terms and procedures in the U.S. Offer to Purchase shall govern. Please contact the Information Agent at (800) 758-5880 to discuss any inconsistency.

                      Do not detach any part of this Form

      If you have any questions as to how to complete this Form, please contact the Information Agent at (800) 758-5880 or (212) 269-5550.

Instructions

      If you wish to accept the U.S. Offer you should:

    (i) complete and sign this Form in accordance with the instructions set out below;

    (ii) forward this Form, together with the following documents to the Receiving Agent at the address set forth on the back cover of the U.S. Offer to Purchase:

      (a) Titulo(s) evidencing ownership of Shares, if Shares are held in certificated form,

      (b) a certificate from the Company registry or the DCV evidencing the number of Shares, if any, held on deposit at the DCV, the number of shares held by the holder, and indicating the liens or encumbrances that affect the Shares,

      (c) duly signed Traspaso(s) (Exhibit 1) indicating the number of Shares and the number of original issue Shares, if any, to be tendered with the date of such Traspaso(s) in blank,

      (d) in the case of Shares held on deposit at the DCV, a letter to the DCV instructing the DCV to perform a book-entry transfer in favor of the Purchaser; and

      (e) in the case the U.S. holder is an individual, a copy of the U.S. holder's passport or photo identification card,

      (f) in the case the U.S. holder is an entity, (1) a Secretary's certificate certifying the name, title and specimen signature of an officer authorized to execute the transfer documents and a copy of the entity's organizational documents, and (2) a copy of the passport or photo identification card of the authorized officer, and

      (g) any other documents requested by the Receiving Agent to evidence the authority of the U.S. holder to tender and sell its Shares; and

    (iii) ensure that they are sent so that they arrive or are delivered at the address of the Receiving Agent not later than 12:00 noon, New York City time, on Friday, June 29, 2001, unless the U.S. Offer is extended.

      If the U.S. holder is acting through a power of attorney, a copy of such power granted before a Notary Public in Chile or before the competent Chilean General Consul must be provided to the Receiving Agent.

Power of Attorney

      By accepting the U.S. Offer and signing this Form you hereby grant a special irrevocable power of attorney to the Receiving Agent authorizing such Receiving Agent to fill in the date in the Traspaso(s). By signing this Form you hereby grant this irrevocable commercial power of attorney in the understanding that it is being granted in the interest of both the principal and the attorney-in-fact and that the attorney-in-fact shall not be liable for rendering of accounts or any other obligations to you as principal. This commercial power of attorney will be irrevocable unless this Form is revoked. If this Form is revoked, this power of attorney shall be understood as immediately revoked. This power of attorney revokes any and all sell orders of the Shares and powers of attorney granted in connection thereto given previously to this date.

Negative Covenant

      By signing this Form, you agree that until the Expiration Date or until your Shares are withdrawn from the Offer you will not sell, transfer, assign, pledge or in any other way dispose of or encumber the Shares tendered hereby.

Representation

      By signing this Form, you declare that your Shares tendered are fully paid and free from liens and encumbrances.

How to complete this Form                     Please complete in BLOCK CAPITALS
-------------------------------------------------------------------------------

1. The U.S. Offer

      To accept the U.S. Offer, write in Box 1 the total number of Shares for which you wish to accept the U.S. Offer. If no number, or a number greater than your entire holding of Shares, is written in Box 1 and you have signed Box 2, you will be deemed to have written the number of Shares comprised in, and to have accepted the U.S. Offer in respect of, your entire registered holding of Shares. To accept the U.S. Offer, complete Boxes 1 and 3 and, if applicable, Box 4, and sign Box 2 below.

                                     BOX 1
                         -----------------------------

                          ---------------------------
                                    Shares

2. Signatures

      You must execute Box 2 and, in the case of a joint holding, arrange for the designated common representative or, otherwise, all other joint holders to do likewise.

      In the case of joint holders, all must sign. All signatures must be witnessed.

      A witness should be a Chilean licensed stockbroker, a Notary Public in Chile, competent Chilean General Consul or two individuals over 18 who are not members of the tendering joint holders.

      If you sign in a capacity other than that of a registered holder (e.g., under a Power of Attorney), please state the capacity in which you sign and send together with this Form an authorized copy of the Power of Attorney duly granted before a Notary Public in Chile or before the competent Chilean General Consul.

Sign here to accept the U.S. Offer

                                     BOX 2
-------------------------------------------------------------------------------

 Execution by Individuals                 Execution by a company
 Signed and delivered as a deed by        Executed and delivered as a deed of

 In the presence

                                          -------------------------------
 -----------------------------            -------------------------------
 (Name of record holder)

                                          -------------------------------
                                          (Name of Company)
 -----------------------------
 (Signature of record holder)             -------------------------------
                                          -------------------------------

 (The space above should be used to       -------------------------------
 witness as appropriate)                  (General Manager)   (Signature)

                                          -------------------------------
                                          -------------------------------
                                          -------------------------------
                                          (Name of Secretary/Director)
                                                              (Signature)

3.Name(s) and address

      Complete Box 3 with the full name and address of the sole or first named registered holder together with the names of all other joint holders (if any) in BLOCK CAPITALS.

Full name(s) and address

                                                      BOX 3
----------------------------------------------------------------------------------------------------------------
  First registered                                  Joint registered      Joint registered      Joint registered
  holder                 Joint registered holder(s) holder(s)             holder(s)             holder(s)

  1. First Name(s)                                                                              5.
  ________________       2. First Name(s)_____      3. First Name(s) ____ 4. First Name(s) ____ Corporation(s)__

                                                                                                Name of
  (Mr./Mrs./Miss/Title)  (Mr./Mrs./Miss/Title)      (Mr./Mrs./Miss/Title) (Mr./Mrs./Miss/Title) Corporation
  ________________       _____________________      _____________________ _____________________ ________________
  Last Name_______       Last Name ___________      Last Name ___________ Last Name____________ ________________
  ________________       _____________________      _____________________ _____________________ ________________
  ________________       _____________________      _____________________ _____________________ ________________
  Address_________       Address______________      Address______________ Address______________ Address_________
  ________________       _____________________      _____________________ _____________________ ________________
  Zip Code________       Zip Code_____________      Zip Code_____________ Zip Code_____________ Zip Code________

      In case of questions please state daytime telephone number.

4.Alternative address

      Insert in Box 4 the name and address of the person or agent (for example, your bank) to whom you wish the consideration or returned documents to be sent if not the same as in Box 3. Complete this Box if you wish the consideration and/or other documents to be sent to someone other than the first-named registered holder at the address set out in Box 3.

                                     BOX 4
      -----------------------------------------------------------------------
        Name                      ________________________________________

        Address                   ________________________________________
                                  ________________________________________
                                  ________________________________________
                                  ________________________________________

        Daytime telephone number  ________________________________________

Additional notes regarding the completion and submission of this Form

      In order to be effective, this Form must, except as mentioned below, be executed personally by the registered holder or, in the case of a joint holding, by the representative of ALL the joint holders as provided for in
Article 23 of Law 18.046 of the Chilean Companies Law and all signatures must be independently witnessed as provided for in Article 15 of the Regulations of the Chilean Companies Law (the "Rules"). A corporation must execute this Form by means of an authorized officer.

1.If your Titulos(s) is/are held by your stockbroker, bank or some other agent

      You should either obtain from your stockbroker, bank or other agent the Titulos(s) in your name and submit it to the Receiving Agent together with the Traspaso(s) with the date in blank and the Form duly signed with all the documents indicated above or, alternatively, you should instruct your stockbroker, bank or other agent to tender your Shares in the manner specified above.

2. If you have lost any of your share certificates

      The completed Form, together with any Titulo(s) which you have available, should be sent to or delivered by hand to the Receiving Agent at its address accompanied by a letter stating that you have lost one or more of your Titulo(s). You should then follow the procedures provided for in Article 21 of the Rules and, when completed, ask the Company for a new Titulo.

3. If a holder is away from home (e.g., abroad or on holiday) or if this Form is being signed under a Power of Attorney

      Send this form by the quickest means (e.g., air mail) to the holder for execution or, if the holder has executed a Power of Attorney, have this Form signed by the Attorney. The completed Form together with the required documents should be deposited with the Receiving Agent, at its address accompanied by the Power of Attorney (or a duly certified copy thereof). Any power of attorney must have been granted before a Notary Public in Chile or before the competent Chilean General Consul. The Power of Attorney (or a duly certified copy thereof) will be submitted for registration by the Receiving Agent and returned as directed. No other signatures are acceptable.

4. If you have sold off all your holding

      You should send this Form at once to the stockbroker, bank or other agent through whom the sale was effected for transmission to the purchaser.

5.If you have any questions

      You should immediately contact your stockbroker, bank or other agent or the Receiving Agent.

      The consideration due to you under the U.S. Offer cannot be sent to you until all relevant documents have been properly completed and sent to or deposited with the Receiving Agent. Notwithstanding that no Titulo(s) and/or other document(s) of title is/are delivered with it, this Form, if otherwise valid, accompanied by the appropriate endorsement or certificate signed on behalf of the transfer agent of the Company will be treated as a valid acceptance of the U.S. Offer.

                                                                       EXHIBIT 1

                      TRASPASO DE ACCIONES PRIMERA EMISION

Senor Gerente de: LABORATORIO CHILE S.A.
Sirvase Ud. hacer traspasar ____________________________________________________
________________________________________________________________________________
acciones de LABORATORIO CHILE S.A. de mi propiedad, segun titulos No ___________ las que he enajenado a _________________________________________________________
al precio de US$ 1,25 .-

pagadero en pesos Chilenos, segun el valor del Dolar Observado para el Dia de Expiracion de la U.S Offer.

               TESTIGOS             En      , a     de        de 2001
           Mayores de Edad          __________________________________________
 NOMBRE
     _________________________      NOMBRE DEL VENDEDOR
 R.U.T.
     _________________________      __________________________________________
 DOMICILIO
     _________________________      FIRMA DEL VENDEDOR O REPRESENTANTE
     _________________________

                                    R.U.T. No   ______________________________
 FIRMA
     _________________________      DOMICILIO   ______________________________

                                    COMUNA      ______________________________
 NOMBRE
     _________________________
     _________________________      CIUDAD      _________________  FONO_______
 R.U.T.
     _________________________      CASILLA     _________________  E.CIVIL
                                                                        _____
 DOMICILIO
     _________________________      NACIONALIDAD_________________
     _________________________      CONYUGE     ______________________________

 FIRMA
     _________________________

--------------------------------------------------------------------------------

 Por el presente instrumento, acepto el traspaso precedente y asimismo los estatutos de LABORATORIO CHILE S.A.


--------------------------------------------------------------------------------
               TESTIGOS             En      , a     de        de 2001
           Mayores de Edad

 NOMBRE
     _________________________      FIRMA COMPRADOR O REPRESENTANTE
 R.U.T.
     _________________________

 DOMICILIO
     _________________________      R.U.T. No   ______________________________
     _________________________      DOMICILIO   ______________________________

                                    COMUNA      ______________________________
 FIRMA
     _________________________      CIUDAD      _________________  FONO_______

                                    CASILLA     _________________  E.CIVIL
                                                                        _____
 NOMBRE
     _________________________
     _________________________      NACIONALIDAD_________________
 R.U.T.
     _________________________      CONYUGE     ______________________________
 DOMICILIO
     _________________________

     _________________________
 FIRMA
     _________________________


                        ADQUIRENTE O COMPRADOR SOLICITA
--------------------------------------------------------------------------------

 1- Que la sociedad tenga a su disposicion el titulo correspondiente a las acciones adquiridas o compradas, dentro del plazo de 6 dias habiles desde la fecha de recepcion del traspaso.
                                                                          [_]

 2- Que la sociedad no emita el titulo en el plazo establecido en el No 1 precedente, sin perjucio de la inscripcion del traspaso correspondiente, y del derecho a solicitar el titulo cuando lo considere oportuno.
                                                                          [X]

 Esta nota se transcribe en virtud de lo estipulado en la circular No 1.494 de la S.V.S. de fecha 17 de Agosto de 2000.


                        PARA USO INTERNO DE LA COMPANIA

--------------------------------------------------------------------------------
 SE CANCELO--SE SALDO                SE EMITIO
 Titulo No        por               Titulo No        por        acciones
 acciones
--------------------------------------------------------------------------------

 Fecha de recepcion:                Santiago,     de        de 2001

                                          ---------------------
                                          FIRMA AUTORIZADA
 NOTA : Por instrucciones impartidas en circular No 585 de fecha 29 de Enero de 1986 de la S.V.S., el presente traspaso debera ser presentado a la Sociedad para su inscripcion en el menor plazo posible.

 Importante:                        FIRMA:      ______________________________
                                    R.U.T.:     ______________________________
 Todo comprador debera firmar este recorte
 Se encarece el cumplimiento de esta exigencia
                                    Domicilio:  ______________________________
 por ser indespensable para el registro de firmas.
                                    Comuna:     _________________  Ciudad:
                                                                        ______

                              TRASPASO DE ACCIONES

Senor Gerente de: LABORATORIO CHILE S.A.
Sirvase Ud. hacer traspasar ____________________________________________________
________________________________________________________________________________
acciones de LABORATORIO CHILE S.A. de mi propiedad, segun titulos No ___________ las que he enajenado a _________________________________________________________
al precio de US$ 1,25 .-

pagadero en pesos Chilenos, segun el valor del Dolar Observado para el Dia de Expiracion de la U.S Offer.

               TESTIGOS             En      , a     de        de 2001
           Mayores de Edad          __________________________________________
 NOMBRE
     _________________________      NOMBRE DEL VENDEDOR
 R.U.T.
     _________________________      __________________________________________
 DOMICILIO
     _________________________      FIRMA DEL VENDEDOR O REPRESENTANTE
     _________________________

                                    R.U.T. No   ______________________________
 FIRMA
     _________________________      DOMICILIO   ______________________________

                                    COMUNA      ______________________________
 NOMBRE
     _________________________
     _________________________      CIUDAD      _________________  FONO_______
 R.U.T.
     _________________________      CASILLA     _________________  E.CIVIL
                                                                        ______
 DOMICILIO
     _________________________      NACIONALIDAD_________________
     _________________________      CONYUGE     ______________________________

 FIRMA
     _________________________

--------------------------------------------------------------------------------

 Por el presente instrumento, acepto el traspaso precedente y asimismo los estatutos de LABORATORIO CHILE S.A.


--------------------------------------------------------------------------------
               TESTIGOS             En      , a     de        de 2001
           Mayores de Edad

 NOMBRE
     _________________________      FIRMA COMPRADOR O REPRESENTANTE
 R.U.T.
     _________________________

 DOMICILIO
     _________________________      R.U.T. No   ______________________________
     _________________________      DOMICILIO   ______________________________

                                    COMUNA      ______________________________
 FIRMA
     _________________________      CIUDAD      _________________  FONO_______

                                    CASILLA     _________________  E.CIVIL
                                                                        ______
 NOMBRE
     _________________________
     _________________________      NACIONALIDAD_________________
 R.U.T.
     _________________________      CONYUGE     ______________________________
 DOMICILIO
     _________________________

     _________________________
 FIRMA
     _________________________


                        ADQUIRENTE O COMPRADOR SOLICITA
--------------------------------------------------------------------------------

 1- Que la sociedad tenga a su disposicion el titulo correspondiente a las acciones adquiridas o compradas, dentro del plazo de 6 dias habiles desde la fecha de recepcion del traspaso.
                                                                          [_]

 2- Que la sociedad no emita el titulo en el plazo establecido en el No 1 precedente, sin perjucio de la inscripcion del traspaso correspondiente, y del derecho a solicitar el titulo cuando lo considere oportuno.
                                                                          [X]

 Esta nota se transcribe en virtud de lo estipulado en la circular No 1.494 de la S.V.S. de fecha 17 de Agosto de 2000.


                        PARA USO INTERNO DE LA COMPANIA

--------------------------------------------------------------------------------
 SE CANCELO--SE SALDO                SE EMITIO
 Titulo No        por               Titulo No        por        acciones
 acciones
--------------------------------------------------------------------------------

 Fecha de recepcion:                Santiago,     de        de 2001

                                          ---------------------
                                          FIRMA AUTORIZADA
 NOTA : Por instrucciones impartidas en circular No 585 de fecha 29 de Enero de 1986 de la S.V.S., el presente traspaso debera ser presentado a la Sociedad para su inscripcion en el menor plazo posible.

 Importante:                        FIRMA:      ______________________________
                                    R.U.T.:     ______________________________
 Todo comprador debera firmar este recorte
 Se encarece el cumplimiento de esta exigencia
                                    Domicilio:  ______________________________
 por ser indespensable para el registro de firmas.
                                    Comuna:     _________________  Ciudad:
                                                                        ______

                                                                      EXHIBIT 1

 PLEASE NOTE THAT THIS ENGLISH LANGUAGE TRANSLATION OF "TRASPASO DE ACCIONES"
                    IS PROVIDED FOR YOUR INFORMATION ONLY.
 TO BE EFFECTIVE, THE ORIGINAL SPANISH LANGUAGE TRASPASO MUST BE COMPLETED AND
                                    SIGNED.

              TRANSFER OF SHARES (for information purposes only)

 I hereby advise the manager of: LABORATORIO CHILE S.A.
 to transfer  ________________________________________________________________
 _____________________________________________________________________________
 shares of LABORATORIO CHILE S.A. of my own, as recorded in certificate No. __ and which I have conveyed to _______________________________________________
 at a price of US$ 1.25 .-
 payable in Chilean pesos, according to the Observed Exchange Rate for the Expiration Date of the U.S. Offer.

                                    In       on       , 2001
              WITNESSES
        18 years old or older       __________________________________________
 NAME_________________________      NAME OF SELLER
 PASSPORT                           __________________________________________
 OR ID NO.
     _________________________      SIGNATURE OF SELLER OR SELLER'S AGENT
 ADDRESS
     _________________________      PASSPORT
     _________________________      OR ID NO.    _____________________________

                                    ADDRESS      _____________________________
 SIGNATURE
     _________________________      CITY         _____________________________
                                    STATE        _______________  PHONE_______
 NAME_________________________      P.O. BOX     ________ MARITAL STATUS
                                                                       _______
 PASSPORT                           NATIONALITY  _________________
 OR ID NO.
     _________________________      NAME OF SPOUSE
                                                 _____________________________
 ADDRESS
     _________________________
     _________________________

 SIGNATURE
     _________________________
-------------------------------------------------------------------------------
 I hereby accept the above transfer as well as the bylaws of LABORATORIO CHILE S.A.

-------------------------------------------------------------------------------
              WITNESSES             In       on       , 2001
        18 years old or older

                                    __________________________________________
 NAME_________________________      SIGNATURE OF BUYER OR BUYER'S AGENT
 PASSPORT

 OR ID NO.
     _________________________      PASSPORT
 ADDRESS
     _________________________      OR ID NO.    _____________________________
     _________________________      ADDRESS      _____________________________

                                    CITY         _____________________________
 SIGNATURE
     _________________________      STATE        _______________  PHONE_______
                                    P.O. BOX     ________ MARITAL STATUS
                                                                       _______
 NAME_________________________      NATIONALITY  _________________
 PASSPORT                           NAME OF SPOUSE
                                                 _____________________________
 OR ID NO.
     _________________________
 ADDRESS
     _________________________
     _________________________

 SIGNATURE
     _________________________
-------------------------------------------------------------------------------
                          ACQUIRER OR BUYER REQUESTS:
-------------------------------------------------------------------------------
 1- That the company make the certificate for the purchased or acquired shares available no later than 6 business days
    following the date of receipt of the notice of transfer.
                                                                          [_]
 2- That the Company not issue the certificate within the term specified under No. 1, above, without detriment to registration of the transfer and the right to request the certificate in due course.
                                                                          [X]
 This notice is made under the provisions stipulated in Memorandum
 No. 1.494 issued by the Superintendency of Securities and
 Insurance on August 17, 2000.
                           FOR INTERNAL COMPANY USE
 SETTLED--PAID IN                    ISSUED
 Certificate No.       for          Certificate No.        for
 shares                             shares

-------------------------------------------------------------------------------
 Date of receipt                    in          , on       , 2001

                                          ---------------------
                                          AUTHORIZED SIGNATURE
 Note: according to the instructions set forth in memorandum No. 585 issued by the Superintendency of Securities and Insurance on January 29, 1986, this transfer of shares must be presented to the Company for registration without delay.
 Important:                            SIGNATURE:_____________________________
 All buyers must sign this form        PASSPORT
                                       OR ID NO.:_____________________________
 Compliance with this requirement is strongly recommended,
                                       Street Address:
 as it is required for the Signature Registry    _____________________________
                                       City:     ________________  State:
                                                                       _______

        TRANSFER OF NEWLY ISSUED SHARES (for information purposes only)

 I hereby advise the manager of: LABORATORIO CHILE S.A.
 to transfer  ________________________________________________________________
 _____________________________________________________________________________
 shares of LABORATORIO CHILE S.A. of my own, as recorded in certificate No: __ and which I have conveyed to _______________________________________________
 at a price of US$ 1.25 .-
 payable in Chilean pesos, according to the Observed Exchange Rate for the Expiration Date of the U.S. Offer.

                                    In       on       , 2001
              WITNESSES
        18 years old or older       __________________________________________
 NAME_________________________      NAME OF SELLER
 PASSPORT                           __________________________________________
 OR ID NO.
     _________________________      SIGNATURE OF SELLER OR SELLER'S AGENT
 ADDRESS
     _________________________      PASSPORT
     _________________________      OR ID NO.    _____________________________

                                    ADDRESS      _____________________________
 SIGNATURE
     _________________________      CITY         _____________________________
                                    STATE        _______________  PHONE_______
 NAME_________________________      P.O. BOX     ________ MARITAL STATUS
                                                                       _______
 PASSPORT                           NATIONALITY  _________________
 OR ID NO.
     _________________________      NAME OF SPOUSE
                                                 _____________________________
 ADDRESS
     _________________________
     _________________________

 SIGNATURE
     _________________________
-------------------------------------------------------------------------------
 I hereby accept the above transfer as well as the bylaws of LABORATORIO CHILE S.A.

-------------------------------------------------------------------------------
              WITNESSES             In       on       , 2001
        18 years old or older       __________________________________________
                                    SIGNATURE OF BUYER OR BUYER'S AGENT
 NAME_________________________

 PASSPORT                           PASSPORT
 OR ID NO.
     _________________________      OR ID NO.    _____________________________
 ADDRESS
     _________________________      ADDRESS      _____________________________
     _________________________      CITY         _____________________________

                                    STATE        _______________  PHONE_______
 SIGNATURE
     _________________________      P.O. BOX     ________ MARITAL STATUS
                                                                       _______
                                    NATIONALITY  _________________
 NAME_________________________      NAME OF SPOUSE
                                                 _____________________________
 PASSPORT
 OR ID NO.
     _________________________
 ADDRESS
     _________________________
     _________________________

 SIGNATURE
     _________________________
-------------------------------------------------------------------------------
                          ACQUIRER OR BUYER REQUESTS:
-------------------------------------------------------------------------------
 1- That the company make the certificate for the purchased or acquired shares available no later than 6 business days
    following the date of receipt of the notice of transfer.
                                                                          [_]
 2- That the Company not issue the certificate within the term specified under No. 1, above, without detriment to registration of the transfer and the right to request the certificate in due course.
                                                                          [X]
 This notice is made under the provisions stipulated in Memorandum
 No. 1.494 issued by the Superintendency of Securities and
 Insurance on August 17, 2000.
                           FOR INTERNAL COMPANY USE
 SETTLED--PAID IN                    ISSUED
 Certificate No.       for          Certificate No.        for
 shares                             shares

-------------------------------------------------------------------------------
 Date of receipt                    in          , on       , 2001

                                          ---------------------
                                          AUTHORIZED SIGNATURE
 Note: according to the instructions set forth in memorandum No. 585 issued by the Superintendency of Securities and Insurance on January 29, 1986, this transfer of shares must be presented to the Company for registration without delay.
 Important:                            SIGNATURE:_____________________________
 All buyers must sign this form        PASSPORT
                                       OR ID NO.:_____________________________
 Compliance with this requirement is strongly recommended,
                                       Street Address:
 as it is required for the Signature Registry    _____________________________
                                       City:     ________________  State:
                                                                       _______

                      PAYER'S NAME: The Bank of New York


                           Part 1--PLEASE PROVIDE YOUR        Social security
 SUBSTITUTE                TIN IN THE BOX AT THE RIGHT       number or Employer
 Form W-9                  AND CERTIFY BY SIGNING AND          identification
 Department of             DATING BELOW.                           number
 the Treasury
 Internal                                                    ------------------
 Revenue Service

                          -----------------------------------------------------
                           Part 2--Awaiting TIN [_]

 Payer's Request for
 Taxpayer Identification
 Number (TIN)
--------------------------------------------------------------------------------

 Part 3--CERTIFICATION--Under the penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be assigned to me), and

 (2) I am not subject to backup with holding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 Certification Information--You must cross out Item (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item
 (2).

 Name ________________________________________________________________________
                                 (Please Print)

 Address _____________________________________________________________________
                              (Including Zip Code)

 Signature _________________________________  Date ___________________________

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX

                        IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 2 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Receiving Agent with a properly certified taxpayer identification number will be subject to a 31% back-up withholding tax.

 Signature _________________________________  Date ___________________________

 NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACK-UP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.